UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2026

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SENS	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2026 Annual Meeting of Stockholders held on May 20, 2026 (the “Annual Meeting”), the stockholders of Senseonics Holdings, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to increase the authorized number of shares of the Company’s common stock from 70,000,000 to 140,000,000 shares. The increase in the authorized number of shares of the Company’s common stock was effected pursuant to Certificate of Amendment to Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on May 20, 2026 and was effective as of such date.

The foregoing description is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company considered six proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2026, as amended on April 9, 2026. Of the 41,795,466 shares outstanding as of the record date, 23,650,239 shares, or 56.59%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of three nominees to serve as directors until the 2029 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Timothy T. Goodnow	10,737,689	2,223,065	10,689,485
Francine R. Kaufman	10,995,083	1,965,671	10,689,485
Sharon Larkin	10,883,177	2,077,577	10,689,485

All nominees were elected.

Proposal No. 2: Approval, on an advisory basis, of the compensation paid to the Company’s Named Executive Officers, as described in the proxy statement. The votes were cast as follows:

	Votes For	Votes Against	Abstained	Broker Non- Votes
Approval, on an advisory basis, of the compensation paid to the named executive officers	10,358,401	2,379,720	222,633	10,689,485

Proposal No. 3: Approval of the frequency of advisory votes on the compensation of the Company’s named executive officers. The votes were cast as follows:

	One Year	Two Years	Three Years	Abstained	Broker Non- Votes
Frequency of advisory votes on compensation of the Company’s named executive officers	10,790,815	160,133	994,902	1,014,904	10,689,485

Consistent with the stockholder voting results above and the recommendation of the Board of Directors of the Company as disclosed in the Company’s proxy statement for the Annual Meeting, the Company has determined to solicit a non-binding advisory vote on the compensation of the Company’s named executive officers every year until the next required stockholder vote on the frequency of such non-binding advisory vote or until the Board of Directors of the Company determines that a different frequency of such non-binding advisory vote is in the best interest of the Company’s stockholders.

Proposal No. 4: Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of KPMG LLP	21,085,578	2,185,666	378,995

Proposal No. 5: Approval of an amendment to the Company’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 70,000,000 to 140,000,000 shares (the “Amendment”):

	Votes For	Votes Against	Abstained
Approval of an amendment to the Company's amended and restated certificate of incorporation	15,735,743	6,871,884	1,042,612

Following the approval of Proposal No. 5, on May 20, 2026, the Company filed the Amendment with the Secretary of State of the State of Delaware.

Proposal No. 6: Approval of the Senseonics Holdings, Inc. 2026 Equity Incentive Plan:

	Votes For	Votes Against	Abstained	Broker Non- Votes
Approval of the Senseonics Holdings, Inc. 2026 Equity Incentive Plan	10,458,422	2,307,794	194,538	10,689,485

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Registrant.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2026	SENSEONICS HOLDINGS, INC.

By:	/s/ Rick Sullivan
Name:	Rick Sullivan
Title:	Chief Financial Officer